UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2005

SYNOPSYS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 584-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

2005 Individual Compensation Plan

On April 20, 2005, Synopsys adopted a fiscal 2005 Individual Compensation Plan for the benefit of Vicki Andrews, Senior Vice President, Worldwide Sales. The Plan is filed as Exhibit 10.35 to this Form 8-K.

Plan Assumed in Acquisition

On May 11, 2005, in connection with the acquisition of Nassda Corporation, Synopsys elected to assume the outstanding options under the Nassda Corporation 2001 Stock Option Plan (the “2001 Plan”) and the shares remaining available for future issuance under the 2001 Plan.  In accordance with Nasdaq listing requirements, Synopsys may grant options to purchase Synopsys common stock under the 2001 Plan to former employees of Nassda Corporation that provide services to Synopsys or its subsidiaries following the acquisition and any other individuals that commence services with Synopsys or its subsidiaries after May 11, 2005.

Options granted under the 2001 Plan may be incentive stock options or nonstatutory stock options, as determined by the administrator at the time of grant.  Nonstatutory stock options may be granted to employees or consultants, but incentive stock options may be granted only to employees. The term of each option shall be no more than ten (10) years from the date of grant.  The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the administrator of the 2001 Plan (and, in the case of an incentive stock option, shall be determined at the time of grant).  In the event of any merger of Synopsys, with or into another corporation, or the sale of substantially all of its assets, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, the optionee shall fully vest in and have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable.  The Board may amend, alter, suspend or terminate the 2001 Plan at any time.

The summary of the 2001 Plan contained herein is qualified in its entirety by reference to the full text of the 2001 Plan, which is filed as Exhibit 10.34 to the Registration Statement on Form S-8 (File No. 333-125225) filed with the Securities and Exchange Commission on May 25, 2005.

Plans Approved at Annual Meeting of Stockholders

On May 23, 2005, the stockholders of Synopsys, Inc., upon recommendation of Synopsys’ Board of Directors (the “Board”), approved the Synopsys, Inc. 2005 Non-Employee Directors Equity Incentive Plan (the “2005 Plan”) and two amendments (individually, “Amendment No. 1” and “Amendment No. 2”) to the Synopsys, Inc. Employee Stock Purchase Plan (including the international component referred to as the International Employee Stock Purchase Plan) (collectively, the “ESPP”).

Description of the 2005 Plan

At the Company’s Annual Meeting of Stockholders on May 23, 2005, the Company’s stockholders approved the 2005 Plan and the reservation of an aggregate of 300,000 shares of common stock for issuance thereunder. The 2005 Plan provides for an automatic 30,000 share option grant to each non-employee member of the Company’s Board upon his or her initial appointment or election. The exercise price per share is 100% of the fair market value of the Company’s common stock on the grant date and the option vests in equal annual installments on the date preceding each of the first four annual meetings following the grant date, assuming continued Board service through each vesting date. In addition, upon reelection, each non-employee Board member would receive either (1) an option grant (with the number of shares determined so that the aggregate “fair value” of the grant, calculated using the option pricing model used to estimate the value of compensatory stock options in the Company’s financial statements, would equal the annual cash retainer (currently $125,000) then paid to non-employee Board members) or (2) a restricted stock grant (with the number of shares subject to the award determined so that the fair market value of the restricted stock grant on the date of grant would equal the annual cash retainer then paid to non-employee Board members). The option grant or restricted stock vests in a series of thirty-six (36) successive equal monthly installments from the grant date, assuming continued Board membership through each vesting date. Pursuant to the 2005 Plan, the Company granted each of the six non-employee members of the Board 7,010 shares of restricted stock on May 23, 2005. The 2005 Plan expires on the day immediately preceding the Company’s 2007 Annual Meeting of Stockholders.

Description of Amendment No. 1 to the ESPP

The Board and stockholders approved Amendment No. 1 to the ESPP to increase the number of shares of common stock authorized for issuance under the ESPP by an additional 4,000,000 shares in the aggregate.  Shares of common stock are offered under the ESPP through a series of overlapping offering periods, each with a maximum duration of twenty-four (24) months. If the fair market value per share of common stock on any semi-annual purchase date within a particular offering period is less than the fair market value per share of common stock on the start date of that offering period, then the participants in that offering period will automatically be transferred from that offering period after the semi-annual purchase of shares of common stock on their behalf and enrolled in the new offering period which begins on the next business day following such purchase date.  Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in Synopsys’ employ or that of any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the terms of the ESPP) is eligible to participate in the ESPP.

Description of Amendment No. 2 to the ESPP

The Board and stockholders approved Amendment No. 2 to the ESPP to increase the aggregate number of shares of common stock purchasable on a worldwide basis by all participants on any one semi-annual purchase date from 1,000,000 shares of common stock to 2,000,000 shares.

A more detailed summary of the material features of the 2005 Plan, Amendment No. 1 and Amendment No. 2 to the ESPP is set forth in Synopsys’ proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 19, 2005.  The summary in the proxy statement and the description of the 2005 Plan, Amendment No. 1 and Amendment No. 2 to the ESPP contained herein are qualified in their entirety by reference to the full text of the 2005 Plan and the ESPP, which are filed as Exhibits 10.31, 10.16 and 10.17, respectively, to the Registration Statement on Form S-8 (File No. 333-125224) filed with the Securities and Exchange Commission on May 25, 2005.

Increase in Board Cash Retainer

On May 24, 2005, the Corporate Governance Committee of the Board of Directors of the Company increased the amount of the annual cash retainer payable to non-employee directors from $25,000 to $125,000.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In April 2004, Synopsys entered into a three-year, $250.0 million senior unsecured revolving credit facility. This facility contains financial covenants requiring Synopsys to maintain a minimum leverage ratio and specified levels of cash, as well as other non-financial covenants. The facility terminates on April 28, 2007. Borrowings under the facility bear interest at the greater of the administrative agent’s prime rate or the Federal funds rate plus 0.50%; however, Synopsys has the option to pay interest based on the outstanding amount at eurodollar rates plus a spread between 0.80% and 1.125% based on a pricing grid tied to a financial covenant.  In addition, commitment fees are payable on the facility at rates between 0.20% and 0.25% per annum based on a pricing grid tied to a financial covenant. As of April 30, 2005, Synopsys had no outstanding borrowings under this credit facility and was in compliance with all covenants. On May 3, 2005, Synopsys borrowed $75.0 million under this facility in connection with the acquisition of Nassda Corporation, which was completed on May 11, 2005.  The Company had repaid this amount in full as of May 27, 2005.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

10.16	Employee Stock Purchase Plan(1)

10.17	International Employee Stock Purchase Plan(1)

10.31	2005 Non-Employee Directors Equity Incentive Plan(1)

10.34	Nassda Corporation 2001 Stock Option Plan(2)

10.35	Fiscal 2005 Individual Compensation Plan dated as of April 20, 2005

(1)                                  Incorporated by reference from exhibit to the Company’s Registration Statement on Form S-8 (File No. 333-125224) filed with the Securities and Exchange Commission on May 25, 2005.

(2)                                  Incorporated by reference from exhibit to the Company’s Registration Statement on Form S-8 (File No. 333-125225) filed with the Securities and Exchange Commission on May 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: May 27, 2005	By:	/s/ REX S. JACKSON
Rex S. Jackson
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.16	Employee Stock Purchase Plan(1)

10.17	International Employee Stock Purchase Plan(1)

10.31	2005 Non-Employee Directors Equity Incentive Plan(1)

10.34	Nassda Corporation 2001 Stock Option Plan(2)

10.35	Fiscal 2005 Individual Compensation Plan dated as of April 20, 2005

(1)                                  Incorporated by reference from exhibit to the Company’s Registration Statement on Form S-8 (File No. 333-125224) filed with the Securities and Exchange Commission on May 25, 2005.

(2)                                  Incorporated by reference from exhibit to the Company’s Registration Statement on Form S-8 (File No. 333-125225) filed with the Securities and Exchange Commission on May 25, 2005.